                              Financial Statements

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                                DECEMBER 31, 2004
                      WITH REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                              Financial Statements


                                December 31, 2004


                                    CONTENTS

Report of Independent Registered Public Accounting Firm         1

Audited Financial Statements

Statement of Assets and Liabilities                             2
Statement of Operations                                         3
Statements of Changes in Net Assets                             4
Notes to Financial Statements                                   6

             Report of Independent Registered Public Accounting Firm

Contract Holders
     Separate Account VUL of Integrity Life Insurance Company
Board of Directors
     Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account VUL of Integrity Life Insurance Company (comprised of, respectively, the Alliance Common Stock, Alliance Money Market, AXA Premier VIP Moderate Allocation, AXA Premier VIP Aggressive Equity, AXA Premier VIP High Yield and Alliance International Divisions) as of December 31, 2004, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures also included confirmation of mutual fund shares owned as of December 31, 2004, by correspondence with the Transfer Agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account VUL of Integrity Life Insurance Company at December 31, 2004, the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
April 15, 2005

            Separate Account VUL of Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 2004

                                                                                  AXA           AXA          AXA
                                                   ALLIANCE      ALLIANCE     PREMIER VIP   PREMIER VIP    PREMIER
                                                    COMMON        MONEY         MODERATE     AGGRESSIVE    VIP HIGH      ALLIANCE
                                                    STOCK         MARKET       ALLOCATION      EQUITY       YIELD      INTERNATIONAL
                                                   DIVISION      DIVISION       DIVISION      DIVISION     DIVISION      DIVISION
                                                 -----------------------------------------------------------------------------------
ASSETS
Investments in EQ Advisors and AXA Premier VIP
  Trusts at value                                $ 9,025,749   $   504,073    $ 3,620,110   $ 1,986,046   $  186,895   $    823,356

LIABILITIES
Receivable from (payable to) the general
  account of Integrity                                44,951          (424)        30,268        18,141         (395)        29,230
                                                 -----------------------------------------------------------------------------------

NET ASSETS                                       $ 9,070,700   $   503,649    $ 3,650,378   $ 2,004,187   $  186,500   $    852,586
                                                 ===================================================================================

Unit value                                       $    686.81   $    218.03    $    425.70   $    466.09   $   319.35   $     409.70
                                                 ===================================================================================

Units outstanding                                     13,207         2,310          8,575         4,300          584          2,081
                                                 ===================================================================================

SEE ACCOMPANYING NOTES

            Separate Account VUL of Integrity Life Insurance Company

                             Statement of Operations

                          Year Ended December 31, 2004

                                                                                  AXA
                                                                                PREMIER     AXA PREMIER      AXA
                                                  ALLIANCE       ALLIANCE         VIP           VIP        PREMIER
                                                   COMMON         MONEY         MODERATE     AGGRESSIVE    VIP HIGH      ALLIANCE
                                                   STOCK          MARKET       ALLOCATION      EQUITY        YIELD     INTERNATIONAL
                                                  DIVISION       DIVISION       DIVISION      DIVISION     DIVISION      DIVISION
                                                 -----------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends                           $   105,100   $     5,583    $    98,549   $         -   $   11,297   $     16,207

EXPENSES
  Mortality and expense risk charges                  50,295         3,097         20,883        11,289        1,015          4,200
                                                 -----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 54,805         2,486         77,666       (11,289)      10,282         12,007

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) on sales of
    investments                                     (482,634)       (1,862)       (70,410)     (177,616)      (9,341)        30,471
  Net unrealized appreciation
    (depreciation) of investments:
    Beginning of period                           (8,359,037)      (37,046)    (1,221,470)     (406,063)      31,688        (36,833)
    End of period                                 (6,823,246)      (35,384)      (946,388)      (11,906)      44,548         47,955
                                                 -----------------------------------------------------------------------------------
Change in net unrealized appreciation
  During the period                                1,535,791         1,662        275,082       394,157       12,860         84,788
                                                 -----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                   1,053,157          (200)       204,672       216,541        3,519        115,259
                                                 -----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                $ 1,107,962   $     2,286    $   282,338   $   205,252   $   13,801   $    127,266
                                                 ===================================================================================

SEE ACCOMPANYING NOTES.

            Separate Account VUL of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 2004

                                                                                  AXA           AXA
                                                   ALLIANCE     ALLIANCE      PREMIER VIP   PREMIER VIP       AXA
                                                    COMMON        MONEY         MODERATE     AGGRESSIVE   PREMIER VIP    ALLIANCE
                                                    STOCK        MARKET        ALLOCATION     EQUITY      HIGH YIELD   INTERNATIONAL
                                                   DIVISION     DIVISION        DIVISION     DIVISION      DIVISION      DIVISION
                                                 -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
    Net investment income (loss)                 $    54,805   $     2,486    $    77,666   $   (11,289)  $   10,282   $     12,007
    Net realized gain (loss) on sales of
      investments                                   (482,634)       (1,862)       (70,410)     (177,616)      (9,341)        30,471
    Change in net unrealized appreciation
      during the period                            1,535,791         1,662        275,082       394,157       12,860         84,788
                                                 -----------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                       1,107,962         2,286        282,338       205,252       13,801        127,266

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
  RELATED TRANSACTIONS
    Contributions from policyholders                 318,937        20,848        154,101       104,078        8,542         39,227
    Policy terminations and benefits                (425,549)       (5,440)      (118,375)     (124,626)      (7,647)       (40,309)
    Net transfers among investment divisions          42,810       (27,339)        (5,750)          674       12,832        (28,457)
    Contract maintenance charges                    (484,605)      (34,692)      (263,834)     (142,730)      (9,422)       (31,418)
                                                 -----------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Policy related transactions                       (548,407)      (46,623)      (233,858)     (162,604)       4,305        (60,957)
                                                 -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    559,555       (44,337)        48,480        42,648       18,106         66,309

Net assets, beginning of year                      8,511,145       547,986      3,601,898     1,961,539      168,394        786,277
                                                 -----------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                          $ 9,070,700   $   503,649    $ 3,650,378   $ 2,004,187   $  186,500   $    852,586
                                                 ===================================================================================
UNIT TRANSACTIONS
  Units purchased                                        509            96            386           246           28            108
  Units redeemed                                      (1,460)         (185)          (958)         (641)         (56)          (200)
  Units transferred                                       66          (125)           (20)           (6)          41            (87)
                                                 -----------------------------------------------------------------------------------
Net increase (decrease) in units                        (885)         (214)          (592)         (401)          13           (179)
                                                 ===================================================================================

SEE ACCOMPANYING NOTES.

            Separate Account VUL of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 2003

                                                                                  AXA           AXA
                                                  ALLIANCE      ALLIANCE      PREMIER VIP   PREMIER VIP       AXA
                                                   COMMON         MONEY        MODERATE     AGGRESSIVE    PREMIER VIP    ALLIANCE
                                                    STOCK        MARKET       ALLOCATION      EQUITY      HIGH YIELD   INTERNATIONAL
                                                  DIVISION      DIVISION       DIVISION      DIVISION      DIVISION      DIVISION
                                                 -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
    Net investment income (loss)                 $    86,407   $     1,779    $    61,963   $   (10,212)  $    7,481   $      9,560
    Net realized gain (loss) on sales of
      investments                                   (627,201)       (1,702)      (118,724)     (261,548)     (11,359)         4,446
    Change in net unrealized appreciation
      during the period                            3,457,733         1,464        641,261       818,122       33,654        184,696
                                                 -----------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations                        2,916,939         1,541        584,500       546,362       29,776        198,702

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
  RELATED TRANSACTIONS
    Contributions from policyholders                 296,211        21,495        162,782       113,153        8,817         41,447
    Policy terminations and benefits                (439,038)      (34,671)      (159,063)      (93,853)      (9,921)       (36,057)
    Net transfers among investment divisions         (36,913)         (173)       (15,380)       (8,767)       1,974         (2,967)
    Contract maintenance charges                    (503,937)      (35,099)      (269,025)     (156,425)      (9,054)       (38,229)
                                                 -----------------------------------------------------------------------------------
Net decrease in net assets from
  Policy related transactions                       (683,677)      (48,448)      (280,686)     (145,892)      (8,184)       (35,806)
                                                 -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                  2,233,262       (46,907)       303,814       400,470       21,592        162,896

Net assets, beginning of year                      6,277,883       594,893      3,298,084     1,561,069      146,802        623,381
                                                 -----------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                          $ 8,511,145   $   547,986    $ 3,601,898   $ 1,961,539   $  168,394   $    786,277
                                                 ===================================================================================

UNIT TRANSACTIONS
  Units purchased                                        613            99            455           323           33            145
  Units redeemed                                      (1,958)         (321)        (1,215)         (733)         (70)          (276)
  Units transferred                                      (54)            -            (37)          (16)           -            (21)
                                                 -----------------------------------------------------------------------------------
Net decrease in units                                 (1,399)         (222)          (797)         (426)         (37)          (152)
                                                 ===================================================================================

SEE ACCOMPANYING NOTES.

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity"), a wholly owned subsidiary of The Western and Southern Life Insurance Company, established Separate Account VUL (the "Separate Account") on July 24, 1985 for the purpose of issuing variable life insurance policies ("policies"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. Variable life insurance policies have not been offered by Integrity since 1990, but policies are still outstanding. Net premiums may be received under existing policies. The operations of the Separate Account are part of Integrity.

Policyholders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or to a guaranteed interest division provided by Integrity, or both. Three of the Separate Account divisions invest in shares of the corresponding portfolios of EQ Advisors Trust ("EQAT"). The other three Separate Account divisions invest in shares of the corresponding portfolios of AXA Premier VIP Trust ("AXA"). Both EQAT and AXA are mutual funds managed by AXA Equitable Life Insurance Company through its AXA Funds Management Group unit.

On August 15, 2003, certain EQAT portfolios merged with certain AXA portfolios that had substantially identical investment objectives. As a result of the merger, the affected divisions received shares of the AXA mutual fund in exchange for shares of the former EQAT mutual fund. Additionally, the Separate Account renamed each of the divisions. The divisions of the Separate Account affected by the merger and the new names of each of the EQAT portfolios are as follows:

ORIGINAL DIVISION             DIVISION NAME AFTER MERGER
-----------------             --------------------------
EQAT Balanced                 AXA Premier VIP Moderate Allocation

EQAT Aggressive Stock         AXA Premier VIP Aggressive Equity

EQAT High Yield               AXA Premier VIP High Yield

The policyholder's account value in a Separate Account division, also referred to as subaccount, will vary depending on the performance of the corresponding portfolio, also referred to as underlying fund. The Separate Account currently has six investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of EQAT and AXA.

     EQ/ALLIANCE COMMON STOCK PORTFOLIO seeks to obtain long-term growth of capital. It invests at least 80% of its net assets in common stocks.

     EQ/ALLIANCE MONEY MARKET PORTFOLIO seeks to obtain a high level of current income, preserve its assets and maintain liquidity. It invests primarily in high quality U.S. dollar-denominated money market instruments.

     AXA PREMIER VIP MODERATE ALLOCATION PORTFOLIO seeks to achieve long-term capital appreciation and current income. It operates as a "fund of funds" and invests exclusively in other mutual funds managed by AXA.

     AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO seeks to obtain long term growth of capital. It invests at least 80% of its net assets in common stocks and other equity-type securities, issued primarily by large sized companies with strong growth potential.

     AXA PREMIER VIP HIGH YIELD PORTFOLIO seeks to achieve high total return through a combination of current income and capital appreciation. It invests at least 80% of its net assets in a diversified mix of bonds that are rated below investment grade (so called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities.

     EQ/ALLIANCE INTERNATIONAL PORTFOLIO seeks long term growth of capital. It invests primarily in equity securities of non-United States companies and foreign governmental enterprises that the adviser believes have prospects for growth.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the policies may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of EQAT and AXA are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Capital gain distributions are included in the reinvested dividend amounts in the statement of operations. Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the EQAT and AXA portfolios are reinvested in the respective portfolios and are reflected in the unit values of the divisions of the Separate Account.

Share transactions are recorded on the trade date. Realized gains and losses on sales of EQAT and AXA shares are determined based on the identified cost basis.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 2004 and the cost of shares held at December 31, 2004 for each division were as follows:

             DIVISION                   PURCHASES       SALES           COST
--------------------------------------------------------------------------------
Alliance Common Stock                 $    773,201   $  1,271,330   $ 15,848,995
Alliance Money Market                       19,439         63,380        539,457
AXA Premier VIP Moderate Allocation        200,766        359,160      4,566,498
AXA Premier VIP Aggressive Equity          139,277        314,702      1,997,952
AXA Premier VIP High Yield                  33,327         18,740        142,347
Alliance International                      68,432        121,713        775,401

3. EXPENSES

Integrity assumes mortality and expense risks related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 0.60% of policyholders' net assets to cover these risks. These expenses are deducted on a daily basis.

Integrity makes deductions for administrative expenses and state premium taxes from premiums before amounts are allocated to the Separate Account.

4. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable life insurance policies, investment income and expense ratios, excluding expenses of the underlying portfolios, capital gain dividend distributions and total returns are presented for the periods ended December 31, 2004, 2003, 2002 and 2001.

Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values.

Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, which includes expenses assessed through the reduction of unit values. The total return is calculated for the period indicated.

                                                        NET      CAPITAL GAIN  INVESTMENT
                                           UNIT       ASSETS       DIVIDEND      INCOME     EXPENSE    TOTAL
     DIVISION            YEAR    UNITS     VALUE      (000S)     DISTRIBUTION     RATIO      RATIO    RETURN
--------------------------------------------------------------------------------------------------------------
Alliance Common Stock
                         2004    13,207  $  686.81  $     9,071  $          -        1.14%     0.60%     13.72%
                         2003    14,092     603.97        8,511             -        1.55%     0.60%     49.03%
                         2002    15,491     405.26        6,278             -        0.05%     0.60%    (33.57%)
                         2001    17,482     610.03       10,670        14,739        2.31%     0.60%    (11.06%)
Alliance Money Market
                         2004     2,310     218.03          504             -        1.07%     0.60%      0.42%
                         2003     2,524     217.11          548             -        0.88%     0.60%      0.22%
                         2002     2,746     216.64          595             -        1.34%     0.60%      0.88%
                         2001     3,532     214.74          759             -        3.22%     0.60%      3.23%
AXA Premier VIP Moderate Allocation
                         2004     8,575     425.70        3,650             -        2.73%     0.60%      8.34%
                         2003     9,167     392.92        3,602             -        2.30%     0.60%     18.71%
                         2002     9,964     331.00        3,298             -        1.14%     0.60%    (13.04%)
                         2001    10,967     380.64        4,190             -        2.50%     0.60%     (2.43%)
AXA Premier VIP Aggressive Equity
                         2004     4,300     466.09        2,004             -        0.00%     0.60%     11.70%
                         2003     4,701     417.26        1,962             -        0.00%     0.60%     37.04%
                         2002     5,127     304.48        1,561             -        0.01%     0.60%    (29.11%)
                         2001     5,681     429.53        2,445             -        0.50%     0.60%    (25.43%)
AXA Premier VIP High Yield
                         2004       584     319.35          187             -        6.64%     0.60%      8.29%
                         2003       571     294.91          168             -        5.54%     0.60%     22.14%
                         2002       608     241.45          147             -        6.68%     0.60%     (3.29%)
                         2001       618     249.66          140             -        9.54%     0.60%      0.34%
Alliance International
                         2004     2,081     409.70          853             -        2.14%     0.60%     17.76%
                         2003     2,260     347.91          786             -        1.96%     0.60%     34.61%
                         2002     2,412     258.45          623             -        0.28%     0.60%    (22.16%)
                         2001     2,458     332.01          811           387        0.01%     0.60%    (20.53%)

FINANCIAL STATEMENTS (STATUTORY BASIS)

Integrity Life Insurance Company

Years ended December 31, 2004 and 2003 with Report of Independent Registered Public Accounting Firm

                        Integrity Life Insurance Company

                              Financial Statements

                                (Statutory Basis)

                     Years ended December 31, 2004 and 2003

                                    CONTENTS

Report of Independent Registered Public Accounting Firm                      1

Audited Financial Statements

Balance Sheets (Statutory Basis)                                             2
Statements of Operations (Statutory Basis)                                   4
Statements of Changes in Capital and Surplus (Statutory Basis)               5
Statements of Cash Flows (Statutory Basis)                                   6
Notes to Financial Statements (Statutory Basis)                              8

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 2004 and 2003, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note A to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note A.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

                                                /s/ Ernst & Young LLP

Cincinnati, Ohio
April 15, 2005

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)

                                                            DECEMBER 31,
                                                         2004          2003
                                                     ---------------------------
                                                           (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
  Bonds                                              $  1,325,918   $  1,214,228
  Preferred stocks                                         22,112         94,537
  Investment in common stock of subsidiary                 98,137         91,899
  Non-affiliated common stocks                            102,176        122,095
  Mortgage loans                                           15,522         16,252
  Policy loans                                            113,740        113,585
  Cash and short-term investments                          95,664         29,363
  Other invested assets                                         -          1,127
  Receivable for securities                                 1,632          9,171
                                                     ---------------------------
Total cash and invested assets                          1,774,901      1,692,257

Separate account assets                                 2,196,650      2,041,062
Accrued investment income                                  19,753         18,421
Net deferred income tax asset                              14,059         15,901
Receivable from affiliates                                 12,141            997
Reinsurance balances recoverable                            1,433         15,083
Other admitted assets                                       1,886          2,079

                                                     ---------------------------
Total admitted assets                                $  4,020,823   $  3,785,800
                                                     ===========================

                                                            DECEMBER 31,
                                                        2004            2003
                                                     ---------------------------
                                                          (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy and contract liabilities:
    Life and annuity reserves                        $  1,533,116   $  1,545,653
    Unpaid claims                                              78            142
    Deposits on policies to be issued, net                  2,126          1,728
                                                     ---------------------------
  Total policy and contract liabilities                 1,535,320      1,547,523

  Separate account liabilities                          2,176,650      2,013,062
  Accounts payable and accrued expenses                     7,849          8,557
  Transfers to (from) separate accounts due, net            5,904        (31,304)
  Payable for securities                                   13,295            169
  Asset valuation reserve                                  34,960         44,725
  Interest maintenance reserve                                  -         21,995
  Borrowed money                                                -          6,943
  Other liabilities                                         1,850            784
                                                     ---------------------------
Total liabilities                                       3,775,828      3,612,454

Capital and surplus:
  Common stock, $2 par value, 1,500,000 shares
    authorized, issued and outstanding                      3,000          3,000
  Paid-in surplus                                         405,795        305,795
  Unassigned deficit                                     (163,800)      (135,449)
                                                     ---------------------------
Total capital and surplus                                 244,995        173,346
                                                     ---------------------------
Total liabilities and capital and surplus            $  4,020,823   $  3,785,800
                                                     ===========================

SEE ACCOMPANYING NOTES.

                   Statements of Operations (Statutory Basis)

                                                                        YEAR ENDED DECEMBER 31,
                                                                         2004            2003
                                                                    ------------------------------
                                                                            (IN THOUSANDS)
Premiums and other revenues:
  Premiums and annuity considerations                               $     324,867    $     326,151
  Net investment income                                                    90,612           90,593
  Amortization of the interest maintenance reserve                            489              815
  Reserve adjustments on reinsurance ceded                               (109,667)         (50,435)
  Fees from management of separate account mutual funds                    15,504           13,676
  Other revenues                                                            3,827            3,856
                                                                    ------------------------------
Total premiums and other revenues                                         325,632          384,656

Benefits paid or provided:
  Death benefits                                                            5,162            4,447
  Annuity benefits                                                         46,853           40,329
  Surrender benefits                                                      230,659          241,771
  Payments on supplementary contracts                                       1,704            1,678
  Increase (decrease) in insurance and annuity reserves                   (11,175)           6,857
  Other benefits                                                            1,333            1,666
                                                                    ------------------------------
Total benefits paid or provided                                           274,536          296,748

Insurance expenses and other deductions:
  Commissions                                                              20,139           19,588
  General expenses                                                         19,516           19,971
  Taxes, licenses and fees                                                  1,089            1,105
  Net transfers to (from) separate accounts                                12,136           (7,853)
  Other                                                                      (702)           1,604
                                                                    ------------------------------
Total insurance expenses and other deductions                              52,178           34,415
                                                                    ------------------------------
Gain (loss) from operations before federal income tax expense
  and net realized capital gains (losses)                                  (1,082)          53,493

Federal income tax expense                                                  1,283            7,956
                                                                    ------------------------------
Gain (loss) from operations before net realized capital
  gains (losses)                                                           (2,365)          45,537

Net realized capital gains (losses)                                        31,640           (7,629)
                                                                    ------------------------------
Net income                                                          $      29,275    $      37,908
                                                                    ==============================

SEE ACCOMPANYING NOTES.

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 2004 and 2003

                                                        COMMON          PAID-IN        UNASSIGNED     TOTAL CAPITAL
                                                         STOCK          SURPLUS         DEFICIT        AND SURPLUS
                                                     --------------------------------------------------------------
                                                                            (IN THOUSANDS)
Balance, January 1, 2003                             $       3,000   $     305,795   $    (108,946)   $     199,849

Net income                                                       -               -          37,908           37,908
Change in net deferred income tax asset                          -               -          13,410           13,410
Net change in unrealized gain
  of subsidiary                                                  -               -          (4,208)          (4,208)
Net change in unrealized loss
  on investment securities                                       -               -         (39,043)         (39,043)
Net change in nonadmitted
  assets and related items                                       -               -         (37,289)         (37,289)
Decrease in asset valuation
  reserve                                                        -               -          22,855           22,855
Change in surplus in
  separate accounts                                              -               -         (20,139)         (20,139)
Other changes in unassigned
  surplus                                                        -               -               3                3
                                                     --------------------------------------------------------------
Balance, December 31, 2003                                   3,000         305,795        (135,449)         173,346

Net income                                                       -               -          29,275           29,275
Change in net deferred income tax asset                          -               -             835              835
Net change in unrealized loss
  of subsidiary                                                  -               -         (18,762)         (18,762)
Net change in unrealized loss
  on investment securities                                       -               -         (23,571)         (23,571)
Net change in nonadmitted
  assets and related items                                       -               -         (17,608)         (17,608)
Increase in asset valuation
  reserve                                                        -               -           9,765            9,765
Change in reserve on account of change
  in valuation basis                                             -               -           2,200            2,200
Change in surplus in
  separate accounts                                              -               -         (10,485)         (10,485)
Capital contribution                                             -         100,000               -          100,000
                                                     --------------------------------------------------------------
Balance, December 31, 2004                           $       3,000   $     405,795   $    (163,800)   $     244,995
                                                     ==============================================================

                   Statements of Cash Flows (Statutory Basis)

                                                            YEAR ENDED DECEMBER 31,
                                                              2004           2003
                                                          ----------------------------
                                                                 (IN THOUSANDS)
OPERATIONS:
Premiums, policy proceeds and other
  considerations received                                 $    336,225    $    325,411
Net investment income received                                  87,898          85,024
Insurance expenses paid                                        (40,749)        (42,484)
Benefits paid                                                 (392,866)       (350,869)
Other income received net of other expenses paid                19,331          17,532
Net transfers from separate accounts                            25,071          35,985
                                                          ----------------------------
Net cash provided by operations                                 34,910          70,599

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments
  of investments:
    Bonds                                                      746,426         867,726
    Stocks                                                      88,211          86,576
    Mortgage loans                                                 730           1,813
    Other invested assets                                        1,139               -
    Miscellaneous proceeds                                      37,795          87,484
                                                          ----------------------------
Net proceeds from sales, maturities, or repayments
  of investments                                               874,301       1,043,599

                                                            YEAR ENDED DECEMBER 31,
                                                              2004           2003
                                                          ----------------------------
                                                                 (IN THOUSANDS)
Cost of investments acquired:
  Bonds                                                   $    844,051    $    958,182
  Common stocks                                                 51,941          28,386
  Miscellaneous applications                                    18,440          75,368
                                                          ----------------------------
Total cost of investments acquired                             914,432       1,061,936
Net increase in policy loans                                       155             267
                                                          ----------------------------
Net cash used in investment activities                         (40,286)        (18,604)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
  Capital and paid in surplus, less treasury stock             100,000               -
  Deposits on deposit-type contract funds and other
    insurance liabilities                                        1,528               -
                                                          ----------------------------
Total other cash provided                                      101,528               -

Other cash applied:
  Borrowed money                                                 6,943          23,632
  Other applications, net                                       22,908          21,102
                                                          ----------------------------
Total other cash applied                                        29,851          44,734
                                                          ----------------------------
Net cash provided by (used in) financing and
  miscellaneous activities                                      71,677         (44,734)
                                                          ----------------------------
Net increase in cash and short-term investments                 66,301           7,261

Cash and short-term investments at beginning of year            29,363          22,102
                                                          ----------------------------
Cash and short-term investments at end of year            $     95,664    $     29,363
                                                          ============================

SEE ACCOMPANYING NOTES.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                            December 31,2004 and 2003

A. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Integrity Life Insurance Company ("the Company") is a wholly owned subsidiary of The Western and Southern Life Insurance Company ("W&S"). The Company, domiciled in the state of Ohio and currently licensed in 47 states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. The Company's wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), is currently licensed in eight states and distributes similar products, principally in the state of New York. Fort Washington Investment Advisors, Inc. ("Fort Washington"), a registered investment adviser, is a non-life insurance subsidiary of W&S and is the investment manager for the Company.

The Company and National Integrity have been assigned a AAA (Extremely Strong) rating for financial strength by Standard and Poor's, AA+ (Very Strong) for financial strength from Fitch, A+ (Superior) for financial strength from A.M. Best and Aa2 (Excellent) for financial strength by Moody's Investor Services.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from U.S. generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method.

The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

SUBSIDIARY

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, would be deferred and amortized generally in proportion to the emergence of gross profits over the estimated terms of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally disallowed deferred income tax assets and other assets not specifically designated as an admitted asset within the NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

PREMIUM AND BENEFITS

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

REINSURANCE

A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with policy acquisition costs as required under GAAP.

DEFERRED INCOME TAXES

Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

STATEMENTS OF CASH FLOWS

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                                     2004            2003
                                                                 ----------------------------
                                                                        (IN THOUSANDS)
  Net income as reported in the accompanying statutory basis
    financial statements                                         $     29,275    $     37,908

  Deferred policy acquisition costs, net of amortization                8,334           9,083
  Deferred sales inducements, net of amortization                       1,116               -
  Adjustments to customer deposits                                     (3,562)          4,087
  Adjustments to invested asset carrying values at
    acquisition date                                                    8,474          12,086
  Amortization of value of insurance in force                         (14,370)        (17,281)
  Amortization of interest maintenance reserve                           (489)           (815)
  Adjustments for realized investment gains/losses                    (18,066)        (61,542)
  Adjustments for federal income tax expense                           (1,695)         25,605
  Investment in subsidiary                                             10,920          12,907
  Income from modco reinsurance treaty                                 (3,222)        (48,006)
  Other                                                                  (928)            345
                                                                 ----------------------------
  Net income (loss), GAAP basis                                  $     15,787    $    (25,623)
                                                                 ============================

                                                                         DECEMBER 31,
                                                                     2004            2003
                                                                 ----------------------------
                                                                        (IN THOUSANDS)
  Capital and surplus as reported in the accompanying
    statutory basis financial statements                         $    244,995    $    173,346

  Adjustments to customer deposits                                    (56,698)       (125,891)
  Adjustments to invested asset carrying values                       162,998          20,287
  Asset valuation reserve and interest maintenance reserve             34,960          66,720
  Value of insurance in force                                          45,395          86,428
  Deferred policy acquisition costs                                    12,534          70,036
  Deferred sales inducements                                            3,018               -
  Adjustments to investment in subsidiary excluding net
    unrealized gains (losses)                                          69,795          93,893
  Other                                                               (50,492)        (65,757)
                                                                 ----------------------------
  Stockholder's equity, GAAP basis                               $    466,505    $    319,062
                                                                 ============================

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

  Bonds not backed by other loans are principally stated at amortized cost using the interest method.

  Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

  Preferred stocks are reported at cost.

  Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains and losses are reported in unassigned surplus along with any adjustment for federal income taxes.

  There are no restrictions on non-affiliated common or preferred stocks.

  The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

  Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method. Changes in admitted asset carrying amounts for bonds, preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to unassigned surplus.

PREMIUMS

Premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

GUARANTY FUND ASSESSMENTS

A liability for guaranty fund assessments is accrued after an insolvency has occurred.

BORROWED MONEY

During 2004 and 2003, the Company entered into several dollar-roll reverse repurchase agreements. The transactions were reflected as financing transactions, requiring the asset and the liability for the repurchase to remain on the Company's financial statements. As of December 31, 2004, there were no mortgage-backed securities subject to the agreements. Included in the Company's available for sale portfolio is approximately $6.9 million of mortgage-backed securities subject to the agreements at December 31, 2003.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts and market value adjustment annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

RECLASSIFICATIONS

Certain 2003 amounts in the Company's statutory basis financial statements have been reclassified to conform to the 2004 financial presentation.

B. INVESTMENTS

The cost or amortized cost and the fair value of bonds is summarized as follows:

                                                 COST OR          GROSS          GROSS
                                                AMORTIZED       UNREALIZED     UNREALIZED
                                                   COST           GAINS          LOSSES        FAIR VALUE
                                              -------------------------------------------------------------
                                                                      (IN THOUSANDS)
   At December 31, 2004:
     Mortgage-backed securities               $     295,406   $       2,446   $       1,378   $     296,474
     Corporate securities/ABS                     1,002,081          88,384          19,673       1,070,793
     U.S. Treasury securities and
       obligations of U.S.
       government agencies                           13,981             268              13          14,235
     States and political subdivisions               14,450              24             423          14,051
                                              -------------------------------------------------------------
   Total                                      $   1,325,918   $      91,122   $      21,487   $   1,395,553
                                              =============================================================

   At December 31, 2003:
     Mortgage-backed securities               $     286,654   $       2,692   $       1,650   $     287,696
     Corporate securities/ABS                       903,178          78,724          35,910         945,992
     U.S. Treasury securities and
       obligations of U.S.
       government agencies                           11,641             530              18          12,153
     States and political subdivisions               12,755               -             733          12,022
                                              -------------------------------------------------------------
   Total                                      $   1,214,228   $      81,946   $      38,311   $   1,257,863
                                              =============================================================

Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The aggregate amounts of unrealized losses and the related fair values of investments with unrealized losses for fixed maturity securities are shown below:

                                                 UNREALIZED LOSSES LESS
                                                   THAN OR EQUAL TO 12          UNREALIZED LOSSES GREATER
                                                         MONTHS                      THAN 12 MONTHS
                                              -------------------------------------------------------------
                                                UNREALIZED       ESTIMATED     UNREALIZED       ESTIMATED
                                                  LOSSES        FAIR VALUE       LOSSES        FAIR VALUE
                                              -------------------------------------------------------------
                                                                     (IN THOUSANDS)
   At December 31, 2004:
     Mortgage-backed securities               $         843   $      78,718   $         535   $      12,869
     Corporate securities/ABS                         2,937          98,296          16,736         139,047
     U.S. Treasury securities and
       obligations of U.S.
       government agencies                               13           2,255               -               -
     States and political
       subdivisions                                       -               -             423           8,027
                                              -------------------------------------------------------------
   Total                                      $       3,793   $     179,269   $      17,694   $     159,943
                                              =============================================================

   At December 31, 2003:
     Mortgage-backed securities               $       1,280   $     127,824   $         370   $       3,907
     Corporate securities/ABS                         5,187         159,724          30,723         132,147
     U.S. Treasury securities and
       obligations of U.S.
       government agencies                               18           1,102               -               -
     States and political
       subdivisions                                     733          12,022               -               -
                                              -------------------------------------------------------------
   Total                                      $       7,218   $     300,672   $      31,093   $     136,054
                                              =============================================================

If a security's fair value becomes lower than its book value, the security is placed on the watch list. When a security is placed on the watch list, it is monitored for further market value changes and additional news related to the issuer's financial condition. The focus is on objective evidence that may influence the evaluation of impairment factors.

The decision to impair a security incorporates both quantitative criteria and qualitative information. The Company considers a number of factors including, but not limited to: (a) the length of time and the extent to which the fair value has been less than book value, (b) the financial condition and near term prospects of the issuer, (c) the intent and ability of the Company to retain its investment for a period of time sufficient to allow for any anticipated recovery in value, (d) whether the debtor is current on interest and principal payments and (e) general market conditions and industry or sector specific factors.

The Company's decision to impair a security is primarily based on whether the security's fair value is likely to remain significantly below its book value in light of all of the factors considered. For securities that are impaired, the security is adjusted to fair value and the resulting losses are recognized in realized gains/losses in the statements of operations.

Investments that are impaired at December 31, 2004, for which an other-than-temporary impairment has not been recognized consist mainly of corporate bond issues and asset-backed securities. The impairment of these securities have been deemed as temporary due to the assigned rating and the typical fluctuations of these particular securities in the marketplace. The aggregated unrealized loss at December 31, 2004, is approximately 5.7% of the amortized cost of these securities. There are a total of 106 securities held that are considered temporarily impaired, 26 of which have been impaired for 12 months or longer. Management continues to monitor these investments to determine if there has been an other-than-temporary impairment in fair market value.

A summary of the cost or amortized cost and fair value of the Company's bonds at December 31, 2004, by contractual maturity, is as follows:

                                            COST OR
                                           AMORTIZED
                                             COST        FAIR VALUE
                                         ---------------------------
                                                (IN THOUSANDS)
   Years to maturity:
     One or less                         $     20,452   $     20,843
     After one through five                   130,986        135,901
     After five through ten                   335,635        353,933
     After ten                                543,440        588,401
     Mortgage-backed securities               295,406        296,474
                                         ---------------------------

   Total                                 $  1,325,918   $  1,395,553
                                         ===========================

Proceeds from the sales of investments in bonds during 2004 and 2003 were $98.8 million and $203.9 million, respectively; gross gains of $15.0 million and $6.4 million, and gross losses of $1.6 million and $3.5 million were realized on those sales, respectively.

At December 31, 2004 and 2003, bonds with an admitted asset value of $6.1 million and $6.1 million respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2004 and 2003, the Company held unrated or less-than-investment grade bonds and preferred stocks of $84.1 million and $173.8 million, respectively, with an aggregate fair value of $102.1 million and $173.6 million, respectively. Those holdings amounted to 6.2% and 13.3% of the Company's investments in bonds and preferred stocks at December 31, 2004 and 2003, respectively, and approximately 2.1% and 4.6% of the Company's total admitted assets at December 31, 2004 and 2003, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company in their overall investment strategy.

Unrealized gains and losses on investment in subsidiary and non-affiliated common stocks are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments and redeemable preferred stocks are summarized as follows:

                                                          GROSS        GROSS
                                                        UNREALIZED   UNREALIZED
                                              COST        GAINS        LOSSES     FAIR VALUE
                                           -------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 2004:
  Preferred stocks                         $   22,112   $        -   $      775   $   21,337
                                           =================================================
  Non-affiliated common stocks             $   27,163   $   75,073   $       61   $  102,176
  Subsidiary                                  123,125            -       24,987       98,137
                                           -------------------------------------------------
                                           $  150,288   $   75,073   $   25,048   $  200,313
                                           =================================================

At December 31, 2003:
  Preferred stocks                         $   94,537   $    1,623   $   18,160   $   78,000
                                           =================================================
  Non-affiliated common stocks             $    7,702   $  115,146   $      753   $  122,095
  Subsidiary                                   98,125            -        6,226       91,899
                                           -------------------------------------------------
                                           $  105,827   $  115,146   $    6,979   $  213,994
                                           =================================================

Proceeds from the sale of investments in equity securities during 2004 and 2003 were $82.7 million and $65.8 million, respectively. Gross gains of $21.4 million and $57.0 million and gross losses of $13.1 million and $.0 million were realized on those sales in 2004 and 2003, respectively.

The Company's mortgage loan portfolio is primarily comprised of commercial and agricultural loans. The Company made no new mortgage loans during 2004 or 2003. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 2004 and 2003, the Company held no mortgages with interest more than 180 days past due. During 2004, excluding adjustments on adjustable rate mortgages, no interest rates on outstanding mortgage loans were reduced.

Major categories of the Company's net investment income are summarized as follows:

                                              YEAR ENDED DECEMBER 31,
                                                2004          2003
                                             ------------------------
                                                 (IN THOUSANDS)
  Income:
    Bonds                                    $   77,291    $   73,946
    Preferred stocks                              1,511         5,847
    Unaffiliated common stocks                    2,008         2,449
    Mortgage loans                                1,350         1,292
    Policy loans                                  8,752         8,707
    Cash and short-term investments               1,034           695
    Other investment income                         144            84
                                             ------------------------
  Total investment income                        92,090        93,020

  Investment expenses                            (1,478)       (2,427)
                                             ------------------------

  Net investment income                      $   90,612    $   90,593
                                             ========================

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR, as follows:

                                             YEAR ENDED DECEMBER 31,
                                                2004          2003
                                             -----------------------
                                                 (IN THOUSANDS)
  Realized capital gains (losses)            $   18,440   $   (6,544)
  Less amount transferred to IMR                 13,200        1,085
                                             -----------------------
  Net realized capital gains (losses)        $   31,640   $   (7,629)
                                             =======================

Realized capital losses include $3.2 million and $66.7 million related to securities that have experienced an other-than-temporary decline in value during 2004 and 2003, respectively.

The aggregate amounts of unrealized losses and the related fair values of investments with unrealized losses for equity securities are shown below:

                                        UNREALIZED LOSSES LESS
                                          THAN OR EQUAL TO 12        UNREALIZED LOSSES GREATER
                                                MONTHS                     THAN 12 MONTHS
                                      ---------------------------------------------------------
                                       UNREALIZED      ESTIMATED     UNREALIZED     ESTIMATED
                                         LOSSES       FAIR VALUE       LOSSES       FAIR VALUE
                                      ---------------------------------------------------------
                                                           (IN THOUSANDS)
At December 31, 2004:
  Preferred stocks                    $        775   $     21,337   $          -   $          -
                                      =========================================================
  Non-affiliated common stocks        $         61   $      7,622   $          -   $          -
                                      =========================================================

At December 31, 2003:
  Preferred stocks                    $          -   $          -   $     18,160   $     53,216
                                      =========================================================
  Non-affiliated common stocks        $        753   $      4,289   $          -   $          -
                                      =========================================================

C. FINANCIAL INSTRUMENTS

The Company has offered equity-indexed products through its separate accounts. In connection with these products, the Company purchased over-the-counter call options from Citibank N.A., New York, and custom-tailored options from W&S. These options, which are held by the separate account, are recorded at market value of $3.2 million and $9.5 million at December 31, 2004 and 2003, respectively. Unrealized market value gains and losses on the option contracts are recorded in the separate account statements of operations to hedge against the Company's obligation to pay equity-indexed returns to policyholders.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

D. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

BONDS AND EQUITY SECURITIES

Fair values for bonds and equity securities are based on quoted market prices where available. For bonds and equity securities for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS, POLICY LOANS, CASH AND SHORT-TERM INVESTMENTS AND SEPARATE ACCOUNT ASSETS

The carrying amounts of mortgage loans, policy loans, cash and short-term investments and separate account assets approximate their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS AND DEPOSIT FUND LIABILITIES

The fair values of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of deposit fund liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNT ANNUITY RESERVES

The fair value of separate account annuity reserves for investment-type products equals the cash surrender values.

The carrying amounts and fair values of the Company's significant financial instruments are shown below.

For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                                     DECEMBER 31, 2004             DECEMBER 31, 2003
                                                ---------------------------------------------------------
                                                  CARRYING         FAIR         CARRYING         FAIR
                                                   AMOUNT         VALUE          AMOUNT         VALUE
                                                ---------------------------------------------------------
                                                                       (IN THOUSANDS)
Assets:
  Bonds                                         $  1,325,918   $  1,395,553   $  1,214,228   $  1,257,863
  Preferred stocks                                    22,112         21,337         94,537         78,000
  Non-affiliated common stocks                       102,176        102,176        122,095        122,095
  Mortgage loans                                      15,522         15,522         16,252         16,252
  Policy loans                                       113,740        113,740        113,585        113,585
  Cash and short-term investments                     95,664         95,664         29,363         29,363
  Separate account assets                          2,196,650      2,196,650      2,041,062      2,041,062

Liabilities:
  Life and annuity reserves for
    investment-type contracts and
    deposit fund liabilities                    $  1,247,887   $  1,454,227   $  1,251,325   $  1,422,143
  Separate accounts annuity
    reserves                                       2,159,483      2,115,749      1,979,347      1,958,863

E. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment deposits, much of the mortality risks associated with variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The Company has a modified coinsurance agreement with W&S, whereby the Company cedes structured settlements, guaranteed rate option annuities, and accumulation products written before July 1, 2002. Under the terms of the agreement, the Company retains the reserves and the related assets of this business.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                YEAR ENDED DECEMBER 31,
                                                 2004            2003
                                             ----------------------------
                                                    (IN THOUSANDS)
  Direct premiums and amounts assessed
    against policyholders                    $    334,558    $    345,829
  Reinsurance assumed                                 201             498
  Reinsurance ceded                               (10,836)        (14,504)
                                             ----------------------------
  Net premiums, annuity considerations and
    deposit-type funds                       $    323,923    $    331,823
                                             ============================

The Company assumed $201,310 and $498,062 of variable life insurance premiums in 2004 and 2003, respectively, from a modified-coinsurance agreement with Symetra Life Insurance Company (formerly Safeco Life Insurance Company).

In 2004 and 2003, respectively, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

                                               YEAR ENDED DECEMBER 31,
                                                2004            2003
                                             ----------------------------
                                                    (IN THOUSANDS)
  Premiums and annuity considerations:
    Affiliates                               $      8,142    $     11,753
    Non-affiliates                                  2,694           2,751
  Benefits paid or provided:
    Affiliates                                    117,750         107,137
    Non-affiliates                                  4,276           6,800
  Policy and contract liabilities:*
    Non-affiliates                                 17,888          21,374

*AT YEAR END.

Besides the reinsurance agreement with W&S, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2004, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

The net amount of reduction in surplus at December 31, 2004, if all reinsurance ceded agreements were cancelled is approximately $37.0 million.

F. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is subject to a written agreement, approved by the Board of Directors. Allocation is based on separate return calculations with current credit for net losses. Intercompany tax balances are settled annually.

Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, and differences in reserves for policy and contract liabilities for tax and statutory basis financial reporting purposes.

As of December 31, 2004, the Company has net operating loss ("NOL") carryforwards of $23.7 million that will expire in years 2016 through 2019.

The components of the carryover for the Company are as follows:

                                                CARRYOVER     EXPIRATION DATES
                                             --------------   ----------------
                                             (IN THOUSANDS)
  General business credit carryover          $          338      2010 - 2013
  Foreign tax credit carryover                          145         2008
  AMT credit carryover                                2,460     Indefinitely
  Capital loss carryover                            158,650      2005 - 2006

The components of the net deferred income tax asset at December 31 are as follows:

                                                                2004             2003
                                                            -----------------------------
                                                                   (IN THOUSANDS)
  Gross deferred tax assets                                 $     174,300   $     178,160
  Gross deferred tax liabilities                                   26,234          43,621
  Deferred tax assets non-admitted                                134,007         118,638
  Increase (decrease) in deferred tax assets non-admitted          15,369          36,702

As of December 31, 2004, the Company had a balance of $1.7 million in its Policyholder Surplus account under the provisions of the Internal Revenue Code. This amount could become taxable to the extent that future shareholder dividends are paid from this account.

Current income taxes incurred consists of the following major components:

                                                     YEAR ENDED DECEMBER 31,
                                                      2004            2003
                                                  ----------------------------
                                                         (IN THOUSANDS)
  Current year income tax (benefit)               $       (874)   $     21,717
  Alternative minimum tax                                  114               -
                                                  ----------------------------
  Federal income tax (benefit) incurred                   (760)         21,717

  Tax sharing adjustment                                 2,043         (13,761)
                                                  ----------------------------
  Current federal income tax incurred             $      1,283    $      7,956
                                                  ============================

The main components of the deferred tax amounts at December 31 are as follows:

                                                      2004           2003
                                                  ---------------------------
                                                         (IN THOUSANDS)
  Gross Deferred Tax Assets ("DTAs"):
    Reserves                                      $      7,854   $     17,576
    Bonds/Stocks                                        64,941         74,345
    Deferred policy acquisition costs                    4,837          4,420
    Capital loss carryover                              55,930         57,385
    Tax credit carryovers                                2,942          2,828
    Fixed assets and other assets                          336            527
    Net operating loss carryover                         8,307          2,258
    Acquisition related goodwill                         1,394          1,543
    Deferred hedge losses                                2,081          2,312
    Reserve strengthening                               14,788          6,761
    Reinsurance ceded                                    7,507          7,507
    Other                                                3,383            698
                                                  ---------------------------
  Total DTAs                                      $    174,300   $    178,160
                                                  ===========================
  DTAs non-admitted                               $    134,007   $    118,638
                                                  ===========================
  Gross Deferred Tax Liabilities ("DTLs"):
  Stocks /bonds deferred future gains             $     26,234   $     43,621
                                                  ---------------------------
  Total DTLs                                      $     26,234   $     43,621
                                                  ===========================

Changes in DTAs and DTLs for the year ended December 31, 2004 are as follows:

                                     2004             2003           CHANGE
                                 ---------------------------------------------
                                                 (IN THOUSANDS)
  DTAs                           $     174,300   $     178,160   $      (3,860)
                                 =============================================
  DTAs non-admitted              $     134,007   $     118,638   $      15,369
                                 =============================================
  DTLs                           $      26,234   $      43,621   $     (17,387)
                                 =============================================

The federal income tax provision reflects an effective tax rate different than the prevailing federal income tax rate due in part to various exclusions and special deductions available to life insurance companies. Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of operations:

                                                                         YEAR END DECEMBER 31,
                                                                         2004            2003
                                                                      ----------------------------
                                                                             (IN THOUSANDS)
  Federal income tax expense (benefit) computed at statutory rate     $      6,075    $     16,052

  Amortization of value of insurance in force                                    -          (1,784)
  Adjustment to statutory reserves for tax purposes                         (9,722)           (769)
  Book capital losses in excess of tax                                      (2,227)         17,072
  Bond discount accrual                                                          -              (7)
  Deferred acquisition costs recorded for tax purposes                         533             338
  Amortization of interest maintenance reserve                                (171)           (285)
  Other                                                                      4,638          (8,900)
                                                                      ----------------------------
  Federal income tax expense (benefit)                                        (874)         21,717

  Alternative minimum tax                                                      114               -
  Tax sharing adjustment                                                     2,043         (13,761)
                                                                      ----------------------------
  Current federal income tax expense                                  $      1,283    $      7,956
                                                                      ============================

The Company paid $0.1 million in 2004 (AMT) and made no tax payments in 2003.

G. CAPITAL AND SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from unassigned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory unassigned surplus as of December 31, 2004 or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2005 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 2004, the Company did not receive any dividends from National Integrity.

The portion of unassigned deficit represented or reduced by each item below is as follows:

                                                        DECEMBER 31,
                                                     2004         2003
                                                  ------------------------
                                                       (IN THOUSANDS)
  Unrealized gains and losses                     $   74,780    $  111,043
  Non-admitted asset values                         (138,366)     (120,758)
  Separate account business                           44,340        31,304
  Asset valuation reserve                            (34,960)      (44,725)

Life/health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004 and 2003, the Company meets the RBC requirements.

H. RELATED PARTY TRANSACTIONS

The Company received a $100.0 million capital contribution from W&S during 2004. The Company did not receive a capital contribution from W&S during 2003. The 2004 capital contribution was in the form of cash. During 2004 and 2003, the Company made $25.0 million and $25.0 million, respectively, in capital contributions to National Integrity. Both the 2004 and 2003 capital contributions were in the form of cash. The Company paid no dividends during 2004 nor 2003.

W&S and Fort Washington perform certain administrative and special services for the Company to assist with its business operations. These services include tax compliance and reporting, payroll functions, administrative support services, and investment functions. In addition, the Company provides National Integrity with certain business support services, including policyholder services, accounting and auditing, underwriting, marketing and product development, functional support services, personnel functions, and administrative support services. During 2004, the Company paid $0.8 million and $1.1 million to W&S and Ft. Washington, respectively, and received $10.8 million from National Integrity relating to these services. During 2003, the Company paid $0.4 million and $1.1 million to W&S and Ft. Washington, respectively, and received $11.4 million from National Integrity relating to these services. The charges for services are considered reasonable and in accordance with the requirements of applicable insurance law and regulations.

At December 31, 2004, the Company had amounts of $9.5 million, $1.9 million and $0.8 million due from W&S, National Integrity and Touchstone Securities, Inc. ("Touchstone"), respectively. Touchstone is an indirect wholly owned subsidiary of the Company's parent, W&S. At December 31, 2003, the Company had amounts of $5.5 million and $1.1 million due from W&S and Touchstone, respectively, and $5.7 million due to National Integrity. These amounts are generally settled on a monthly basis.

The Company participates in a short-term investment pool with W&S and its other affiliates, ("WASLAF"). Of the $9.5 million due from W&S at December 31, 2004, $9.7 million relates to the Company's investment in WASLAF and an amount due to W&S of $0.2 million relates to charges for certain administrative and special services described above. Of the $5.5 million due from W&S at December 31, 2003, $5.8 million relates to the Company's investment in WASLAF and an amount due to W&S of $0.3 million relates to charges for certain administrative and special services. Additionally, certain portfolios in the Company's separate accounts participated in WASLAF. At December 31, 2004 and 2003, there was $9.8 million and $10.1 million, respectively, in WASLAF, which is reported as separate account assets.

The Company has not guaranteed any obligation of its affiliates as of December 31, 2004.

I. COMMITMENTS AND CONTINGENCIES

The Company is assessed amounts by the state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. At December 31, 2004 and 2003, the Company had an estimated accrued liability of $3.1 million and $3.5 million, respectively, for future guaranty fund assessments.

Various lawsuits against the Company have arisen in the course of the Company's business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

J. ANNUITY RESERVES

At December 31, 2004, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                       AMOUNT      PERCENT
                                                                   -----------------------
                                                                   (IN THOUSANDS)
  Subject to discretionary withdrawal (with adjustment):
    With market value adjustment                                   $   1,203,659        35%
    At book value less surrender charge of 5% or more                    139,406         4
    At market value                                                      904,949        27
                                                                   -----------------------
  Total with adjustment or at market value                             2,248,014        66
  Subject to discretionary withdrawal (without adjustment)
    at book value with minimal or no charge or adjustment                513,894        15
  Not subject to discretionary withdrawal                                658,110        19
                                                                   -----------------------
  Total annuity reserves and deposit fund liabilities (before
    reinsurance)                                                       3,420,018       100%
                                                                                   =======
  Less reinsurance ceded                                                  13,852
                                                                   -------------
  Net annuity reserves and deposit fund liabilities                $   3,406,166
                                                                   =============

K. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include indexed products (i.e. equity-indexed annuities) and non-indexed products and options (i.e. guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity. These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products currently offered generally provide a death benefit equal to the account value, with one product offering an optional death benefit ranging from 25% to 40% of the gain in the contract. The fixed investment options currently offered within the Company's variable annuity products provide the death benefits listed below for variable annuities. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Variable annuities include minimum guaranteed death benefits that vary by product and include optional death benefits available on some products. The death benefits currently offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after 7 years to the current account value, a death benefit that is adjusted periodically to the current account value and an additional death benefit ranging from 25% to 40% of the gain in the contract. Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2004 is as follows:

                                       SEPARATE ACCOUNTS WITH GUARANTEES
                                ---------------------------------------------
                                                 NONINDEXED
                                                 GUARANTEED       NONINDEXED    NONGUARANTEED
                                                 LESS THAN /      GUARANTEED      SEPARATE
                                   INDEXED       EQUAL TO 4%     MORE THAN 4%     ACCOUNTS          TOTAL
                                -----------------------------------------------------------------------------
                                                                (IN THOUSANDS)
Premiums, deposits and other
  considerations                $           -   $     158,470   $      49,998   $      78,657   $     287,125
                                =============================================================================

Reserves for separate
  accounts with assets at
  fair value                    $      28,254   $     427,826   $     798,454   $     921,093   $   2,175,627
                                =============================================================================

Reserves for separate
  accounts by withdrawal
  characteristics:
    Subject to discretionary
      withdrawal (with
      adjustment):
        With market
          adjustment            $           -   $     407,696   $     795,963   $           -   $   1,203,659
        At book value
          without market
          value adjustment
          and with current
          surrender charge
          of 5% or more                 3,766          20,130           2,491               -          26,387
        At market value                     -               -               -         921,093         921,093
        At book value
          without market
          value adjustment
          and with current
          surrender charge
          of less than 5%              24,207               -               -               -          24,207
                                -----------------------------------------------------------------------------
    Total with adjustment
      or at market value               27,973         427,826         798,454         921,093       2,175,346
    Not subject to
      discretionary
      withdrawal                          281               -               -               -             281
                                -----------------------------------------------------------------------------
Total separate accounts
  reserves                      $      28,254   $     427,826   $     798,454   $     921,093   $   2,175,627
                                =============================================================================

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2004 is presented below:

                                                                                     2004
                                                                                --------------
                                                                                (IN THOUSANDS)
  Transfers as reported in the statement of operations of the Separate
    Accounts Statement:
      Transfers to separate accounts                                            $      287,125
      Transfers from separate accounts                                                 275,044
                                                                                --------------
  Net transfers to separate accounts                                                    12,081

  Reconciling adjustments:
  Policy deductions and other expense reported elsewhere in the statement
    of operations                                                                       10,540
  Other changes in surplus in separate account statement                               (10,485)
                                                                                --------------

  Transfers as reported in the statement of operations                          $       12,136
                                                                                ==============

L. DIRECT PREMIUMS WRITTEN BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

The Company issued business through the following managing general agents in 2004:

                                                             TYPE OF                         TOTAL
                                              EXCLUSIVE      BUSINESS        AUTHORITY     PREMIUMS
      NAME AND ADDRESS            EIN         CONTRACT       WRITTEN          GRANTED       WRITTEN
-------------------------------------------------------------------------------------------------------
                                                                                         (IN THOUSANDS)
Signature Financial Services
550 Pinetown Rd., Suite 208                                                  Writing
Ft. Washington, PA 19034       23-2590623       No       Fixed Annuities     premium       $  23,100

The aggregate remaining premiums written by other managing general agents for 2004 was $100.6 million.